                          SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

                        (Amendment No. --------------)

Filed by the Registrant    X
                         -----
Filed by a Party other than the Registrant

Check the appropriate box:

        Preliminary Proxy Statement
-----
        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
-----
  X     Definitive Proxy Statement
-----
        Definitive Additional Materials
-----
        Soliciting Material Pursuant to ? 240.14a-11(c) or ? 240.14a-12
-----

                              Weyco Group, Inc.
--------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

                              Weyco Group, Inc.
--------------------------------------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
-----

      1)    Title of each class of securities to which transactions applies:

            -------------------------------------------------------------------
      2)    Aggregate number of securities to which transaction applies:

            -------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            -------------------------------------------------------------------
      4)    Proposed maximum aggregate value of transaction:

            -------------------------------------------------------------------
      5)    Total fee paid:

            -------------------------------------------------------------------

      Check box if any part of the fee is offset provided by Exchange Act ----- Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
                                   --------------------------------------------
      2)    Form Schedule or Registration Statement No.:
                                                        -----------------------
      3)    Filing Party:
                         ------------------------------------------------------
      4)    Date Filed:
                       --------------------------------------------------------

                           [WEYCOGROUP, INC. LOGO]

                              Milwaukee, Wisconsin

                                   Notice of

                         ANNUAL MEETING OF SHAREHOLDERS

                           To be Held April 28, 1998

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of WEYCO GROUP, INC., a Wisconsin corporation (hereinafter called the "Company"), will be held at the general offices of the Company, 234 East Reservoir Avenue, Milwaukee, Wisconsin 53212, on Tuesday, April 28, 1998 at 10:00 A. M. (Central Daylight
Time), for the following purposes:

    1. To elect two members to the Board of Directors;

    2. To act on a proposal to approve the Weyco Group, Inc. 1997 Stock Option Plan;

    3. To act on a proposal to amend the Company's Restated Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company, $1.00 par value, from 4,000,000 to 10,000,000 shares; and

    4. To consider and transact any other business that properly may come before the meeting or any adjournment thereof.

The Board of Directors has fixed March 3, 1998 as the record date for the determination of the common shareholders entitled to notice of and to vote at this annual meeting or any adjournment thereof.

The Board of Directors requests that you indicate your voting directions, sign and promptly mail the enclosed proxy(ies) for the meeting. Any proxy may be revoked at any time prior to its exercise.

                                           By order of the Board of Directors,

                                                    JOHN F. WITTKOWSKE

                                                        Secretary

March 30, 1998

                                PROXY STATEMENT

                                  INTRODUCTION

The enclosed proxy is solicited by the Board of Directors of Weyco Group, Inc. for exercise at the annual meeting of shareholders to be held at the offices of the Company, 234 East Reservoir Avenue, Milwaukee, Wisconsin 53212, at 10:00 A.M. (Central Daylight Time) on Tuesday, April 28, 1998 or any adjournment thereof.

Any shareholder delivering the form of proxy has the power to revoke it at any time prior to the time of the annual meeting by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date or by attendance at the meeting and electing to vote in person by giving notice of such election to the Secretary of the Company. Proxies properly signed and returned will be voted as specified thereon. The proxy statements and the proxies are being mailed to shareholders on approximately March 30, 1998.

The Company has two classes of common stock entitled to vote at the meeting -- Common Stock, $1.00 par value, with one vote per share and Class B Common Stock, $1.00 par value, with ten votes per share. As of March 3, 1998, the record date for determination of the common shareholders entitled to notice of and to vote at the meeting or any adjournment thereof, there were outstanding 3,833,931 shares of Common Stock and 965,494 shares of Class B Common Stock.

                  SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

The following table sets forth information, as of March 3, 1998, with respect to the beneficial ownership of the Company's common stock by each director and nominee for director, for each of the named executive officers identified for "Management Compensation" herein and by all directors and executive officers as a group.

                                                           COMMON STOCK           CLASS B COMMON STOCK
                                                     ------------------------   ------------------------
                                                     NO. OF SHARES              NO. OF SHARES
                                                     AND NATURE OF              AND NATURE OF
                                                      BENEFICIAL     PERCENT     BENEFICIAL
                                                       OWNERSHIP     OF CLASS     OWNERSHIP     PERCENT
                                                        (1)(2)         (3)           (2)        OF CLASS
                                                     -------------   --------   -------------   --------
Thomas W. Florsheim................................     485,987       12.50        606,420       62.81
  234 E. Reservoir Ave., Milwaukee, WI 53212
John W. Florsheim..................................     106,381        2.74         10,266        1.06
  234 E. Reservoir Ave., Milwaukee, WI 53212
Thomas W. Florsheim, Jr. ..........................     148,731        3.83         10,542        1.09
  234 E. Reservoir Ave., Milwaukee, WI 53212
James F. Gorman....................................      35,000         .91          3,000         .31
Peter S. Grossman..................................      34,175         .89         11,100        1.15
Robert Feitler.....................................      45,606        1.19         66,606        6.90
Leonard J. Goldstein...............................       3,000         .08             --          --
Frank W. Norris....................................       6,822         .18            822         .09
Frederick P. Stratton, Jr. ........................      27,000         .70         18,000        1.86
All Directors and Executive Officers as a Group
  (11 persons including the above-named)...........     964,402       23.62        726,756       75.27

NOTES:

(1) Includes the following unissued shares deemed to be "beneficially owned" under Rule 13d-3 which may be acquired upon the exercise of outstanding stock options: Mr. Thomas W. Florsheim -- 55,000; Mr. John W. Florsheim -- 44,500; Mr. Thomas W. Florsheim, Jr. -- 46,000; James F. Gorman -- 23,000; Peter S. Grossman -- 23,000; All Directors and Executive Officers as a Group -- 248,500.

(2) The specified persons have sole voting power and sole dispositive power as to all shares indicated above, except for the following shares as to which voting and dispositive power are shared:

                                COMMON   CLASS B COMMON
                                ------   --------------
Thomas W. Florsheim             12,948       12,948
John W. Florsheim               5,533            --
Thomas W. Florsheim, Jr.        5,533            --
Peter S. Grossman               5,400        11,100
All Directors and Executive
  Officers as a Group           29,414       24,048

(3) Calculated on the basis of outstanding shares plus shares which can be acquired upon exercise of outstanding stock options, by the person or group involved.

The following table sets forth information, as of December 31, 1997, with respect to the beneficial ownership of the Company's Common Stock by those persons, other than those reflected in the above table, believed by the Company to own beneficially more than five percent (5%) of the Common Stock outstanding. The Company believes there are no other persons who own beneficially more than five percent (5%) of the Class B Common Stock outstanding.

NAME AND ADDRESS OF                                 AMOUNT AND NATURE OF
BENEFICIAL OWNER                                    BENEFICIAL OWNERSHIP   PERCENT OF CLASS
--------------------------------------------------  --------------------   ----------------
Royce & Associates, Inc., and Royce Management
Company
1414 Avenue of the Americas
New York, New York 10019                                  452,414              11.80%

NOTE:

    According to the Schedule 13G statement filed as a group by Royce & Associates, Inc. and Royce Management Company in February 1998 (formerly Quest Advisory Corp. and Quest Management Company, respectively), Royce & Associates, Inc. has sole voting and dispositive power with respect to 401,150 shares of Common Stock of the Company and Royce Management Company has sole voting and dispositive power with respect to 51,264 shares of Common Stock of the Company.

                             ELECTION OF DIRECTORS

A majority of the votes entitled to be cast by outstanding shares of Common Stock and Class B Common Stock (considered together as a single voting group), represented in person or by proxy, will constitute a quorum at the annual meeting.

Directors are elected by a plurality of the votes cast by the holders of the Company's Common Stock and Class B Common Stock (voting together as a single voting group) at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker nonvote or otherwise) have no impact in the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes. Votes "against" a candidate are not given legal effect and are not counted as votes cast in an election of directors. Votes will be tabulated by an inspector at the meeting.

The persons who are nominated as directors and for whom the proxies will be voted and all continuing Directors are listed below. If any of the nominees should decline or be unable to act as a Director, which eventuality is not foreseen, the proxies will be voted with discretionary authority for a substitute nominee designated by the Board of Directors.

There are no family relationships between any of the Company's directors and executive officers, except that Thomas W. Florsheim is the father of Thomas W. Florsheim, Jr. and John W. Florsheim.

                                       SERVED AS
          NOMINEES                     DIRECTOR                    PRINCIPAL OCCUPATION AND
   FOR TERM EXPIRING 2001       AGE      SINCE                        BUSINESS EXPERIENCE
----------------------------    ---    ---------    -------------------------------------------------------
Thomas W. Florsheim             67       1964       Chairman of the Board and Chief Executive Officer of
  (1)                                               the Company 1968 to present
Frank W. Norris                 77       1981       Director of Associated Bank Milwaukee; President of
  (1)(2)(3)(4)                                      Associated Bank Milwaukee, 1994; Vice Chairman of the
                                                    Board of Associated Bank Milwaukee, 1991 to 1994;
                                                    Chairman of the Board of Associated Bank Milwaukee,
                                                    1985 to 1991
CONTINUING DIRECTORS
TERM EXPIRES 2000
----------------------------
John W. Florsheim               34       1996       Executive Vice President of the Company, 1996 to pre-
                                                    sent; Vice President of the Company, 1994 to 1996;
                                                    Brand Manager, M & M/Mars, Inc., 1990 to 1994
Frederick P. Stratton, Jr.      58       1976       Chairman of the Board and Chief Executive Officer of
  (1)(2)(3)(4)                                      Briggs & Stratton Corporation (Manufacturer of Gasoline
                                                    Engines) 1986 to present; also a Director of Banc One
                                                    Corporation and Wisconsin Energy Corporation
CONTINUING DIRECTORS
TERM EXPIRES 1999
----------------------------
Thomas W. Florsheim, Jr.        40       1996       President and Chief Operating Officer of the Company,
                                                    1996 to present; Vice President of the Company, 1988 to
                                                    1996
Robert Feitler                  67       1964       Chairman, Executive Committee of the Company, 1996 to
  (1)                                               present; President and Chief Operating Officer of the
                                                    the Company, 1996 to present; President and Chief
                                                    Operating Officer of the Company 1968 to 1996; also a
                                                    Director of Strattec Security Corp. and Trustee of
                                                    Rembrandt Funds
Leonard J. Goldstein            71       1992       Retired; Chairman of the Board of Miller Brewing Com-
  (1)(2)(3)(4)                                      pany 1991 to 1993; President and Chief Executive
                                                    Officer of Miller Brewing Company 1988 to 1991

NOTES:

(1) Member of Executive Committee, of which Mr. Feitler is Chairman. No meetings were held in 1997. The Executive Committee is empowered to exercise the authority of the Board of Directors in the management of the business and affairs of the Company between meetings of the Board, except for declaring dividends, filling vacancies in the Board of Directors or committees thereof, amending the Articles of Incorporation, adopting, amending or repealing Bylaws and certain other matters.

(2) Member of Audit Committee, of which Mr. Stratton is Chairman. One meeting was held in 1997. The Audit Committee reviews accounting policies and practices of the Company, including the adequacy of the system of internal accounting controls. It also recommends to the Board a firm of independent public accountants to make an audit of the annual financial statements of the Company and reviews with the independent public accountants the plan and result of their audit of these financial statements.

(3) Member of Compensation and Fringe Benefit Committee, of which Mr. Norris is Chairman. Two meetings were held in 1997. The Compensation and Fringe Benefit Committee establishes compensation arrangements for senior management.

(4) Member of Stock Option Committee, of which Mr. Norris is Chairman. One meeting was held in 1997. The Stock Option Committee administers the granting of stock options to officers and other key employees of the Company and its subsidiaries.

The Board of Directors held eight meetings in 1997. All Directors attended at least 75% of the meetings during 1997. The Company has no nominating or similar committee of the Board of Directors.

                            MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth total compensation of the Chief Executive Officer and the four other most highly compensated executive officers of the Company as of December 31, 1997, for the year 1997, as well as for the two previous years.

                                                                              LONG TERM COMPENSATION
                                                                         ---------------------------------
                                       ANNUAL COMPENSATION                       AWARDS            PAYOUTS
                            ------------------------------------------   -----------------------   -------
                                                          OTHER ANNUAL   RESTRICTED    OPTIONS/     LTIP      ALL OTHER
    NAME AND PRINCIPAL                                    COMPENSATION     STOCK         SARS      PAYOUTS   COMPENSATION
         POSITION           YEAR   SALARY($)   BONUS($)      ($)(1)      AWARDS($)    (#) (2)(3)     ($)        ($)(1)
--------------------------  ----   ---------   --------   ------------   ----------   ----------   -------   ------------
Thomas W. Florsheim         1997    400,000        --           --            --        10,000        --           --
  Chairman and Chief        1996    400,000        --           --            --         5,000        --           --
  Executive Officer         1995    400,000        --           --            --         5,000        --           --
Thomas W. Florsheim, Jr.    1997    280,000        --           --            --        10,000        --           --
  President and Chief       1996    202,100        --           --            --         5,000        --           --
  Operating Officer         1995    152,000        --           --            --         5,000        --           --
John W. Florsheim           1997    200,000        --           --            --        10,000        --           --
  Executive Vice President  1996    147,600        --           --            --         5,000        --           --
                            1995    106,000        --           --            --         5,000        --
James F. Gorman             1997    216,025     2,500           --            --         5,000        --           --
  Vice President            1996    212,700     5,000           --            --         2,000        --           --
                            1995    199,500        --           --            --         2,000        --           --
Peter S. Grossman           1997    224,140     2,500           --            --         5,000        --           --
  Vice President            1996    222,400     5,000           --            --         2,000        --           --
                            1995    207,500        --           --            --         2,000        --           --

NOTES:

(1) Other compensation to the named individuals did not exceed the lesser of $50,000 or 10% of salary.
(2) Options to acquire shares of Common Stock.
(3) The Company has granted no stock appreciation rights.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                 INDIVIDUAL GRANTS
------------------------------------------------------------------------------------   POTENTIAL REALIZABLE
                                  NUMBER OF    % OF TOTAL                                VALUE AT ASSUMED
                                  SECURITIES    OPTIONS/                                  ANNUAL RATES OF
                                  UNDERLYING      SARS                                      STOCK PRICE
                                   OPTIONS/    GRANTED TO                                APPRECIATION FOR
                                     SARS      EMPLOYEES    EXERCISE OR                     OPTION TERM
                                   GRANTED     IN FISCAL    BASE PRICE    EXPIRATION   ---------------------
             NAME                    (#)          YEAR        ($/SH)         DATE      5% ($)       10% ($)
-------------------------------   ----------   ----------   -----------   ----------   -------      --------
Thomas W. Florsheim                 5,868          9           22.00       11/18/07    81,200       205,700
                                    4,132          6           24.20       11/18/02    16,000        46,400
Thomas W. Florsheim, Jr.            5,868          9           22.00       11/18/07    81,200       205,700
                                    4,132          6           24.20       11/18/02    16,000        46,400
John W. Florsheim                   5,868          9           22.00       11/18/07    81,200       205,700
                                    4,132          6           24.20       11/18/02    16,000        46,400
James F. Gorman                     5,000          7           22.00       11/18/07    69,200       175,300
Peter S. Grossman                   5,000          7           22.00       11/18/07    69,200       175,300

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

The following table provides information related to options exercised by the named executive officers during 1997 and the number and value of options held at December 31, 1997. The Company has not granted any stock appreciation rights.

                                                       NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                      UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                           OPTIONS/SARS                  OPTIONS/SARS
                                          VALUE          AT FY-END(#) (2)             AT FY-END($) (2)(3)
                       SHARES ACQUIRED   REALIZED   ---------------------------   ---------------------------
         NAME          ON EXERCISE(#)    ($) (1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
         ----          ---------------   --------   -----------   -------------   -----------   -------------
Thomas W. Florsheim        15,000        192,500      45,000         10,000         506,876        11,736
Thomas W. Florsheim,
  Jr.                       3,000         38,500      39,000         10,000         437,750        11,736
John W. Florsheim              --             --      34,500         10,000         376,063        11,736
James F. Gorman             6,000         80,000      18,000          5,000         202,750        10,000
Peter S. Grossman           6,000         87,500      18,000          5,000         202,750        10,000

NOTES:

(1) Value is calculated based on the difference between the option exercise price and the closing market price of the Common Stock on the date of exercise multiplied by the number of shares to which the exercise relates.

(2) All options held by the named individuals at December 31, 1997 were in-the-money, with the exception of certain options granted during 1997.

(3) The fair market value of the Company's Common Stock at December 31, 1997 was $24.00 (average of bid -- $22.00 and asked -- $26.00). Value was calculated on the basis of the difference between the option exercise price and $24.00 multiplied by the number of shares of Common Stock underlying the option.

PENSION PLANS

The Company maintains a defined benefit pension plan for various employees of the Company, including salaried employees. The Company also maintains an unfunded excess benefits plan so that participants in the defined benefit pension plan may receive pension benefits which they would otherwise be prevented from receiving as a result of certain limitations of the Internal Revenue Code.

The following table shows estimated annual benefits payable at normal retirement under the general plan formula to persons whose normal retirement age is 65 in specified earnings and years-of-service classifications. Amounts in excess of $118,800 or based on income in excess of $160,000 are payable pursuant to the excess benefits plan.

                                YEARS OF SERVICE
HIGHEST FIVE YEAR   ----------------------------------------
AVERAGE EARNINGS      10         15         20         25
-----------------   -------   --------   --------   --------
    $100,000        $14,000   $ 22,000   $ 29,000   $ 36,000
     150,000         22,000     34,000     45,000     56,000
     200,000         30,000     46,000     61,000     76,000
     250,000         38,000     58,000     77,000     96,000
     300,000         46,000     70,000     93,000    116,000
     350,000         54,000     82,000    109,000    136,000
     400,000         62,000     94,000    125,000    156,000
     450,000         70,000    100,000    141,000    176,000
     500,000         78,000    118,000    157,000    196,000

The plans provide for normal retirement at age 65 and provide for reduced benefits for early retirement beginning at age 55. Pension benefits are payable as a straight life annuity and are calculated under a formula which is integrated with Social Security, although the amounts determined under the formula are not reduced by Social Security benefits or other offsets. The normal retirement benefit is based on (i) the highest average earnings for any 5 consecutive years during the 10 calendar years ending with the year of retirement, (ii) length of service up to 25 years and (iii) the highest average covered compensation for Social Security purposes. Earnings covered by the plan are generally defined as wages for purposes of federal income tax withholding and therefore may include minor items in addition to those included in the above Summary Compensation Table as "Salary". Years of credited service under the plans for the individuals described in the above Summary Compensation Table are as follows: Mr.
Florsheim -- 25; Mr. Gorman -- 25; Mr. Grossman -- 25; Mr. Florsheim, Jr. -- 16; John W. Florsheim -- 4.

The foregoing describes the general formula under the defined benefit plan and related excess benefits plan as revised in 1991. Those salaried employees who were covered in the plans on January 1, 1989 are provided with the higher of the benefits described above or a minimum benefit based on a prior formula through the defined benefit plan, the unfunded excess benefits plan described above and an unfunded deferred compensation plan. The normal retirement benefit under the prior formula is based on the highest average earnings for any 5 consecutive years during the 10 calendar years preceding retirement and length of service up to 25 years. Minimum benefit amounts are not subject to any deduction for Social security benefits. Earnings covered by this formula are the same as those shown in the above Summary Compensation Table as "Salary".

The following table shows estimated annual benefits payable under the prior formula upon normal retirement to persons in specified earnings and years-of-service classifications. Amounts in excess of $118,800 or based on income in excess of $160,000 are payable pursuant to the excess benefits plan and the deferred compensation plan.

                                YEARS OF SERVICE
HIGHEST FIVE YEAR   ----------------------------------------
AVERAGE EARNINGS      10         15         20         25
-----------------   -------   --------   --------   --------
    $100,000        $16,000   $ 23,000   $ 31,000   $ 39,000
     150,000         24,000     35,000     47,000     59,000
     200,000         32,000     48,000     63,000     79,000
     250,000         40,000     59,000     79,000     99,000
     300,000         48,000     71,000     95,000    119,000
     350,000         56,000     84,000    111,000    139,000
     400,000         64,000     95,000    127,000    159,000
     450,000         72,000    107,000    143,000    179,000
     500,000         80,000    120,000    159,000    199,000

COMPENSATION OF DIRECTORS

Directors of the Company who are not also employees of the Company or subsidiaries receive a quarterly retainer of $1,250. In addition, they receive $1,000 for each Board or Committee meeting attended, except that for each additional meeting attended on the same day the compensation is $500. These Directors may defer payment of all or part of their fees under the Deferred Compensation Plan for Directors until they cease to be Directors.

EMPLOYMENT AND DEFERRED COMPENSATION AGREEMENTS

The Company has entered into employment contracts with Thomas W. Florsheim, Thomas W. Florsheim, Jr. and John W. Florsheim whereby, for services to be rendered, their employment will be continued until December 31, 2001, at salary levels to be determined and reviewed periodically. These contracts provide, among other things, that a lump sum amount equal to slightly less than three times his base amount compensation (as defined in Section 280G of the Internal Revenue Code) will be paid to Mr. Thomas W. Florsheim, Mr. Thomas W. Florsheim, Jr. or Mr. John W. Florsheim, respectively, as severance pay, in the event the Company terminates his employment without cause or he terminates his employment following a change in control of more than 15% of the shares of the Company, the replacement of two or more directors by persons not nominated by the Board of Directors, any enlargement of the size of the Board of Directors if the change was not supported by the existing Board of Directors, a merger, consolidation or transfer of assets of the Company, or a substantial change in his responsibilities. In the event Mr. Thomas W. Florsheim, Mr. Thomas W. Florsheim, Jr. or Mr. John W. Florsheim is prevented from performing his duties by reason of permanent disability, his normal salary will be discontinued and a disability salary of $300,000 per annum for Mr. Thomas W. Florsheim, $225,000 per annum for Thomas W. Florsheim, Jr. and $161,250 per annum for Mr. John Florsheim will be paid until December 31, 2003. Also, in the event Mr. Thomas W. Florsheim, Mr. Thomas W. Florsheim, Jr. or Mr. John W. Florsheim dies prior to the termination of his employment under the contract, a death benefit equal to his salary at the annual rate being paid to him at the date of death will be paid to a designated beneficiary for a three-year period. As of January 1, 1998, Mr. Thomas W. Florsheim's annual salary is $400,000, Mr. Thomas W. Florsheim's, Jr. annual salary is $300,000 and Mr. John W. Florsheim's annual salary is $215,000.

The Company entered into deferred compensation agreements with both Mr. Thomas
W. Florsheim and Mr. Robert Feitler under which each of them, or their designated beneficiaries in the event of their death, would be entitled to a deferred compensation benefit of $180,000 per year for twenty years upon reaching age 65 while employed by the Company, payable commencing upon retirement from employment by the Company or at death.

On December 1, 1995, the Board of Directors, with Mr. Florsheim and Mr. Feitler abstaining, approved the amendment of the deferred compensation agreements between the Company and Mr. Florsheim and Mr. Feitler. The amended agreements accelerate the payments which would have been made under the previous agreements. The amended agreements call for payments which have the same present value at a 7% discount rate as of the employee's 65th birthday as the compensation under the previous agreements.

The Company has entered into a death benefit plan agreement with Thomas W. Florsheim under which his designated beneficiary(ies) would receive a lump sum payment of $444,727 in the event of Mr. Florsheim's death while he is employed by the Company. Because of this agreement, Mr. Florsheim is not a participant in the Company's group term life insurance program.

The Company has entered into change of control agreements with four executives, John Wittkowske, Peter Grossman, James Gorman, and David Couper. These contracts provide that a lump sum equal to slightly less than three times his base amount of compensation, (as defined in Section 280G of the Internal Revenue Code) calculated with respect to the 3 taxable year period ending before the date the change of control occurs, will be paid as severance pay in the event of a change of control. The change of control agreements define a change of control as an event in which:

(1) more than 25% of the voting power of the outstanding stock of the Company is directly or indirectly controlled by a person or group of persons other than the members of the family of Thomas W. Florsheim and their descendents or trusts;

(2) the Company consolidates or merges with another corporation or entity which is not a wholly owned subsidiary of the Company unless such consolidation or merger is approved by the Board of Directors when the majority of the Directors are persons who have been nominated by the Board of Directors or the Florsheims;

(3) all or substantially all of the operating assets of the Company have been sold;

(4) the majority of the existing members of the Board of Directors have been replaced by persons not nominated by the Board or Directors or the Florsheims, or

(5) Section 2 of Article III of the Company's Bylaws is amended to enlarge the number of directors of the Company if the change was not supported by the existing Board of Directors or the Florsheims.

As of January 1, 1998, Mr. Wittkowske's annual salary is $155,000, Mr. Grossman's annual salary is $230,500, Mr. Gorman's annual salary is $222,500, and Mr. Couper's annual salary is $101,000.

REPORT OF THE COMPENSATION AND FRINGE BENEFIT COMMITTEE AND
STOCK OPTION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation and Fringe Benefit Committee and the Stock Option Committee are composed of three non-employee directors who are responsible for establishing the total compensation of the CEO and other executive officers of the Company.

The Company historically has not utilized a bonus or other similar incentive pay scheme except for the granting of stock options, which are incentives for increasing the Company's long-term growth and profitability.

Salaries of the CEO and other executive officers are reviewed annually and adjusted according to individual performance and ability to fulfill the position's assigned duties and responsibilities, its accountability and its impact on the operations and profitability of the Company.

The salary of the CEO was established by the Compensation and Fringe Benefit Committee ("the Committee") at $400,000 as of January 1, 1997, which represented no increase from 1996. It was also acknowledged that since the CEO is a principal shareholder of the Company, his stock ownership provides performance incentives that encourage long-term growth in value for public shareholders. A stock option was granted at market value to the CEO in 1997 to reinforce these performance incentives.

Stock options have also been granted to other executive officers of the Company to link total executive compensation to stock price performance. Options were granted in 1997 to other executive officers.

This report is submitted by the members of the Compensation and Fringe Benefit Committee and the Stock Option Committee.

                                          Leonard J. Goldstein
                                          Frank W. Norris
                                          Frederick P. Stratton, Jr.

STOCK PERFORMANCE

The following line graph compares the cumulative total shareholder return on the Company's common stock during the five years ended December 31, 1997 with the cumulative return on the Nasdaq Non-Financial Stock Index and the Russell 3000-Shoes Index. The comparison assumes $100 was invested on December 31, 1992 in the Company's common stock and in each of the foregoing indices and assumes reinvestment of dividends.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                 NASDAQ
                                               WEYCO              NON-            RUSSELL
           MEASUREMENT PERIOD                  GROUP,          FINANCIAL           3000 -
         (FISCAL YEAR COVERED)                  INC.             INDEX             SHOES
1992                                                   100               100               100
1993                                                   117               115                79
1994                                                   128               111                82
1995                                                   139               155                93
1996                                                   142               188               144
1997                                                   240               221               119

PROPOSAL TO APPROVE THE WEYCO GROUP, INC.
1997 STOCK OPTION PLAN

The Board of Directors of the Company believes its compensation structure should provide incentive for management to increase shareholder value. Accordingly, the Company utilizes stock options as a component of the total compensation package for officers and other key employees of the Company and its subsidiaries. In order to encourage those officers and employees to increase their equity stake in the Company, the Board of Directors has adopted the Weyco Group, Inc. 1997 Stock Option Plan (the "1997 Plan"). The 1997 Plan is intended to replace the Weyco Group, Inc. 1996 Nonqualified Stock Option Plan (the "1996 Plan"). The 1996 Plan is being replaced in order to provide incentive, as well as nonqualified stock options under the Plan.

All key salaried employees, including officers of the Company and its subsidiaries are eligible to participate in the 1997 Plan.

The 1997 Plan will be administered by the Stock Option Committee of the Board of Directors of the Company, initially Frederick P. Stratton, Jr., Frank W. Norris, and Leonard Goldstein, none of whom participate in any Company plans. The committee has been constituted in this way partly to permit the 1997 Plan to comply with the Rule 16b-3 under the Securities Exchange Act of 1934.

Under the 1997 Plan, 600,000 shares of the Company's Common Stock are available for issuance upon the exercise of options granted pursuant to the Plan. No eligible employee shall be granted an option or options in any calendar year covering more than 45,000 shares. No options may be granted under the plan after November 18, 2007.

Options are granted by the committee, which determines the number of shares subject to such options, the exercise date(s) and the expiration date(s). The exercise price shall be 100 percent of the fair market value of the shares on the date on which the options are granted (or 110 percent for optionees who directly or indirectly own shares representing more than 10 percent of the voting power of Company stock), and may be paid in cash, through surrender of shares of Company Common Stock owned by the optionee ("delivered stock"), or a combination of both within 10 years (or 5 years for optionees directly or indirectly owning shares representing more than 10 percent of the voting power of the Company's stock). As of March 3, 1998, the market value of the Company's Common Stock was $22.38 per share (based on the average of the high and low trades for the day on the NASDAQ National Market).

Options were granted to 24 employees under the 1997 Plan in November 1997, subject to shareholder approval of the Plan. All stock option grants in 1997 were made under the 1997 Plan. See the table entitled "Option/SAR Grants in Last Fiscal Year." Options will be exercisable no sooner than 6 months and no later than 10 years after the date of the grant (or no sooner than 6 months and no later than 5 years after the date of grant for optionees owning more than 10 percent of the voting power of outstanding Company stock).

Options will expire upon the optionee's termination of employment for cause, one year following termination of employment due to death or 90 days following other termination of employment.

Options are not transferable except by will or the laws of descent or distribution.

In the event of a stock split, stock dividend, combination or exchange of shares or similar change affecting the common stock, the committee, subject to approval of the Company's Board of Directors, shall make substitutions or adjustments in the aggregate number of shares reserved for issuance and in the number and option price of shares subject to outstanding options as appropriate and equitable to prevent any diminution or enlargement of the rights of participants in the 1997 Plan.

Upon the dissolution or liquidation of the Company or upon any merger in which the Company is not the surviving corporation and which is approved by the Company's non-insider shareholders, the Company shall settle all outstanding options exercisable by their terms for cash. The amount of cash to be paid for any such option shall be equal to the difference between the option exercise price and the fair market value of the Company's stock on the effective date of such dissolution, liquidation or merger.

For nonqualified stock options, the federal tax consequences to optionees and the Company are as follows. An optionee will not realize taxable income at the time an option is granted, but taxable income will be realized, and the Company will be entitled to a deduction (provided, under current IRS regulations, that it satisfies certain withholding requirements), at the time of exercise. The amount of income (and the Company's deduction) will be equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise. The income realized will be taxed at ordinary income tax rates for federal income tax purposes. On a subsequent disposition of the shares acquired upon exercise, capital gain or loss as determined under the normal asset holding period rules will be realized in the amount of the difference between the proceeds of the sale and the fair market value of the shares on the date of exercise.

For incentive stock options, the federal tax consequences to optionees and the Company are as follows. An optionee will not realize taxable income at the time an option is granted. When the option is exercised, the optionee may retain a tax basis equal to the exercise price and regard any gain or loss on the shares as capital gain or loss, provided that the individual does not dispose of the shares before the later of two years after the grant date of the option or one year after the exercise date of the option. There is no deduction for the Company if an incentive stock option is held for the proper period as noted above. If an incentive option is not held for the proper period noted above, the tax treatment is the same as a nonqualified stock option, as described above.

The affirmative vote of the holders of a majority of the votes represented by the shares of Common Stock and Class B Common Stock present, in person or by proxy, and entitled to vote on the 1997 Plan at the annual meeting of shareholders, voting together as a single class, is necessary for the 1997 Plan to qualify for reduced reporting and short-swing profit liability treatment under Securities and Exchange Commission rules and to prevent the income realized upon exercise of an option from being subject to the deductible compensation limit imposed under Internal Revenue Code Section 162(m). Abstentions will count as shares present and entitled to vote but broker nonvotes will be counted as shares present but not entitled to vote for this purpose.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ADOPTION OF THIS PROPOSAL.

PROPOSAL TO AMEND THE RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors has adopted, subject to shareholder approval, an amendment to the Company's Restated Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company, $1.00 par value per share, from 4,000,000 to 10,000,000 (the "Amendment").

The additional Common Stock to be authorized by the adoption of the Amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of Common Stock would not affect the rights of the holders of currently outstanding Common Stock, except for the effects incidental to increasing the number of shares of the Company's Common Stock outstanding to the extent additional shares are actually used. If the amendment is adopted, it will become effective upon the filing of an Amendment to the Restated Articles of Incorporation with the Department of Financial Institution of the State of Wisconsin.

Prior to the effectiveness of the Amendment, the Company has 4,000,000 shares of authorized Common Stock and 2,000,000 shares of authorized Class B Common Stock, with 3,833,931 and 965,454 shares, respectively, outstanding as of the most recent record date, March 3, 1998.

The principal purpose of the proposal is to provide the Company with the flexibility to issue additional Common Stock for proper corporate purposes which may be identified in the future, such as to raise equity capital, to declare stock dividends, to adopt additional equity incentive plans or reserve additional shares for issuance under such plans, or to make acquisitions through the use of stock. The availability of additional shares of Common Stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus, to avoid the time (and expense) of seeking stockholder approval in connection with the contemplated action.

The Board of Directors has no present agreement, arrangement, or intention to issue any of the additional shares for which the shareholder approval is sought, with the exception of the intention to reserve 600,000 shares of Common Stock for granting stock options under the Weyco Group, Inc. 1997 Stock Option Plan, which is also being considered for approval at this Shareholder Meeting. If the amendment is approved by the shareholders, the Board of Directors does not intend to solicit further shareholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law.

The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action from the shareholders. Shares of authorized and unissued common stock could (within the limits imposed by applicable law) be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore, less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding common stock or the stock ownership and voting rights of a person seeking to obtain control of the Company.

The Company is not presently aware of any pending or proposed transaction involving a change of control of the Company. While authorization of additional shares may be deemed to have potential anti-takeover effects, this proposal is not prompted by any specific effort or perceived threat of takeover.

The proposal requires the affirmative vote of two-thirds (66 2/3%) of the Company's outstanding common stock which consists of Common Stock with one (1) vote per share and Class B Common Stock with ten (10) votes per share

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ADOPTION OF THIS PROPOSAL.

                         INDEPENDENT PUBLIC ACCOUNTANTS

It is expected that Arthur Andersen LLP, the Company's independent public accountants for 1997, will be selected for 1998 by the Board of Directors immediately following the annual meeting of shareholders. A representative of Arthur Andersen LLP is expected to be present at the annual meeting of shareholders with the opportunity to make a statement if so desired and such representative is expected to be available to respond to appropriate questions.

                          METHOD OF PROXY SOLICITATION

The entire cost of solicitation of proxies will be borne by the Company. The officers of the Company may solicit proxies from some of the larger shareholders, which solicitation may be made by mail, telephone, or personal interviews; these officers will not receive additional compensation for soliciting such proxies. Request will also be made of brokerage houses and other custodians, nominees and fiduciaries to forward, at the expense of the Company, soliciting material to the beneficial owners of shares held of record by such persons.

                                 OTHER MATTERS

The Company has not been informed and is not aware that any other matters will be brought before the meeting. However, proxies will be voted with discretionary authority with respect to any other matters that properly may be presented to the meeting.

                           INCORPORATION BY REFERENCE

The Company's financial statements and the related management's discussion and analysis of the financial condition and results of operations are incorporated by reference from the Company's Annual Report.

                             SHAREHOLDER PROPOSALS

Shareholder proposals must be received by the Company no later than November 30, 1998, in order to be considered for inclusion in next year's annual meeting proxy statement.

                             WEYCOGroup, Inc. logo

March 30, 1998                                                JOHN F. WITTKOWSKE

Milwaukee, Wisconsin                                                   Secretary

                                                                       EXHIBIT A

                               WEYCO GROUP, INC.
                             1997 STOCK OPTION PLAN

1. INTRODUCTION.

(a) Purposes. The purpose of the 1997 Weyco Group, Inc. Stock Option Plan (the "1997 Plan" or "Plan") is to promote the growth and development of Weyco Group, Inc. and to increase shareholder value by providing incentives for salaried employees of Weyco Group, Inc. and of any present or future Subsidiary and by facilitating the efforts of Weyco Group, Inc. and its Subsidiaries to obtain and retain employees of outstanding ability.

(b) Effect on Prior Plan. No further grants will be made under the Weyco Group, Inc. 1996 Nonqualified Stock Option Plan (the "1996 Plan"). Options granted previously under the 1996 Plan will remain in effect until they have been exercised or have expired. The options shall be administered in accordance with their terms and in accordance with the 1996 Plan.

2. DEFINITIONS.

(a) "1934 Act" means the Securities Exchange Act of 1934, as it may be amended from time to time.

(b) "Board" means the Board of Directors of Weyco Group, Inc.

(c) "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

(d) "Committee" means the Stock Option Committee of the Board, or any other committee the Board may subsequently appoint to administer the Plan, as herein described.

(e) "Common Stock" or "Stock" means the common stock of the Corporation having a par value of $1.00 per share.

(f) "Corporation" means Weyco Group, Inc.

(g) "Fair Market Value" means for purposes of the Plan on any date the average of the highest and lowest sale prices of the stock on such date as reported by NASDAQ (the National Association of Securities Dealers, Inc. Automatic Quotation System) or, in the absence of reported sales on NASDAQ on said date, the average of the closing bid and asked prices for the stock on NASDAQ on said date. However, if at any time the Common Stock is listed on any exchange, the "Fair Market Value" shall be the average of the reported highest and lowest prices at which shares are sold on such exchange on the date the option is granted or, in the absence of reported sales on the exchange on the date the option is granted, the "Fair Market Value" shall be the average of the closing bid and asked prices for the shares on such exchange on the date the option is granted.

(h) "Grant Date" means the date on which any Option shall be duly granted by the Committee.

(i) "Grantee" means an individual who has been granted an option.

(j) "Incentive Stock Option" means an option that is intended to meet the requirements of Section 422 of the Code and regulations thereunder.

(k) "Non-Qualified Stock Option" means an option other than an Incentive Stock Option.

(l) "Option" means an Incentive Stock Option or a Non-Qualified Stock Option, as appropriate.

(m) "Option Agreement" means the agreement between the Corporation and the Grantee specifying the terms and conditions as described thereunder.

(n) "Plan" means the Weyco Group, Inc. 1997 Stock Option Plan as set forth herein, as it may be amended from time to time.

(o) "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending or superseding such regulation.

(p) "Subsidiary" means any corporation more than 50 percent of whose total combined voting stock of all classes is held by the Corporation or by another corporation qualifying as a Subsidiary within this definition.

3. SHARES SUBJECT TO OPTION.

The number of shares of Common Stock of the Corporation which may be sold upon the exercise of Options granted under the Plan, and accordingly the number of shares for which Options may be granted, shall not exceed 600,000 shares. Such number of authorized but unissued shares shall be reserved for this purpose. The aggregate number of shares of Common Stock available under the Plan shall be subject to adjustment as set forth in Article 15 hereunder. Shares sold upon the exercise of Options granted under the Plan may come from authorized but unissued shares, from treasury shares held by the Corporation, from shares purchased by the Corporation on an open market for such purpose, or from any combination of the foregoing. If treasury shares or shares purchased on the open market are sold upon the exercise of any Option, the number of authorized but unissued shares reserved for the Plan shall be reduced correspondingly. If any unexercised Option for any reason is cancelled, terminates or expires in whole or in part prior to the termination of the Plan, the unpurchased shares subject thereto shall become available for the granting of other Options under the Plan.

4. ADMINISTRATION OF THE PLAN.

The Plan shall be administered by the Committee. The Committee at all times shall be constituted to permit the Plan to comply with the provisions of Rule 16b-3 and IRS Regulation Section 1.162-27(e)(3) (or its successor). The Committee shall have full and final authority, in its discretion, but subject to the express provisions of the Plan to:

       (a) grant Options and to determine the purchase price of the stock covered by each Option, the individuals to whom, the number of shares subject to, and the time or times at which, Options shall be granted, and the time or times at and the manner in which Options can be exercised;

       (b) interpret the Plan;

       (c) prescribe, amend and rescind rules and regulations relating to the Plan;

       (d) determine the terms and provisions of the respective agreements (which need not be identical) by which Options shall be evidenced;

       (e) cancel with the consent of the holder outstanding Options and to grant new Options, as appropriate, in substitution therefore;

       (f) make all other determinations deemed necessary or advisable for the administration of the Plan;

       (g) require withholding from or payment by a Grantee of any federal, state or local taxes; and

       (h) impose, on any Grantee, such additional conditions, restrictions and limitations upon exercise and retention of Options as the Committee shall deem appropriate.

       (i) modify, extend or renew any Option previously granted.

Any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members. The Committee's determinations and interpretations shall be final and conclusive.

5. PARTICIPATION.

Options may be granted to salaried employees of the Corporation and any of its Subsidiaries; provided, however that no employee can be granted an Option or Options covering, in the aggregate, more than 45,000 shares of Stock in any calendar year. If an Option is cancelled, such cancelled Option shall continue to be counted against the maximum number of shares for which Options may be granted to the employee. In selecting the individuals to whom Options shall be granted, as well as in determining the number of Options granted, the Committee shall take into consideration such factors as it deems relevant to accomplishing the purposes of the Plan.

6. GRANTING OF OPTIONS.

For purposes of the Plan, an Option shall be considered as having been granted on the date on which the Committee authorized the grant of the Option, except where the Committee has designated a later date, in which event the later date shall constitute the date of grant of the option; provided, however, that in either case notice of the grant of the option shall be given to the employee within a reasonable time. The officers of the Corporation are authorized and directed, upon receipt of notice from the Committee of the granting of an Option, to sign and deliver on behalf of the Corporation, by mail or otherwise, to the Grantee an Option upon the terms and conditions specified under the Plan and in the form of the Option Agreement. The Option Agreement shall be dated and signed by an officer of the Corporation as of the Grant Date. If the Grantee fails to sign and return the Option Agreement, by delivery or by mailing, within 30 days after the date of its delivery or mailing to him, the Option grant shall be deemed withdrawn.

7. OPTION PRICE.

The purchase price of the Common Stock covered by each Option shall be not less than the Fair Market Value of such Stock on the Grant Date. Such price shall be subject to adjustment as provided in Article 15 hereof.

8. OPTION DESIGNATION.

At the time of the grant of each Option, the Committee shall designate the Option as (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option, as described in Sections (a) and (b) below, respectively.

        (a) Incentive Stock Options: Any Option designated as an Incentive Stock Option shall comply with the requirements of Section 422 of the Code. If an Option is so designated, the Fair Market Value (determined as of the Grant Date) of the shares of Stock with respect to which that and any other Incentive Stock Option first becomes exercisable during any calendar year under this Plan or any other stock option plan of the Corporation or its affiliates shall not exceed $100,000; provided, however, that the time or times of exercise of an Incentive Stock Option may be accelerated pursuant to
            Article 11, 14 or 15 hereof, and, in the event of such acceleration, such Incentive Stock Option shall be treated as a Non-Qualified Option to the extent that the aggregate Fair Market Value (determined as of the Grant Date) of the shares of stock with respect to which such Option first becomes exercisable in the calendar year (including Options under this Plan and any other Plan of the Corporation or its affiliates) exceeds $100,000, the extent of such excess to be determined by the Committee taking into account the order in which the Options were granted, or such other factors as may be consistent with the requirements of Section 422 of the Code and rules promulgated thereunder. Furthermore, no Incentive Stock Option shall be granted to any individual who, immediately before the Option is granted, directly or indirectly owns (within the meaning of Section 424(d) of the Code, as amended) shares representing more than 10% of the total combined voting power of all classes of stock of the Corporation or its subsidiaries, unless, at the time the option is granted, and in accordance with the provisions of Section 422, the option exercise price is 110% of the Fair Market Value of shares of Stock subject to the Option and the Option must be exercised within 5 years of the Grant Date.

        (b) Non-Qualified Stock Options: All Options not subject to or in conformance with the additional restrictions required to satisfy
            Section 422 shall be designated Non-Qualified Stock Options.

9. NON-TRANSFERABILITY OF OPTIONS.

An Option granted under the Plan may be exercised during the lifetime of an employee (to the extent exercisable) only by him and may not be transferred except by will or the laws of descent and distribution. Subject to the above, the Option and any rights and privileges pertaining thereto shall not be transferred, assigned, pledged or hypothecated by him in any way whether by operation of law or otherwise and shall not be subject to execution, attachment or similar process.

10. SUBSTITUTED OPTIONS.

In the event the Committee cancels any Option granted under this Plan, and a new Option is substituted therefor, the Grant Date of the cancelled Option (except to the extent inconsistent with the restrictions described in Article 8(a), if applicable) shall be the date used to determine the earliest date for exercising the new substituted Option under Article 11 hereunder so that the Grantee may exercise the substituted Option at the same time as if the Grantee had held the substituted Option since the Grant Date of the cancelled Option.

11. EXERCISE AND TERM OF OPTION.

The Committee shall have the power to set the time or times within which each Option shall be exercisable, and to accelerate the time or times of exercise, provided that no Option granted under this Plan may be exercised until at least six months have elapsed from the Grant Date or prior to shareholder approval of the Plan. No Option may be exercised if in the opinion of counsel for the Corporation the issuance or sale of Stock pursuant to such exercise shall be unlawful for any reason, nor after the expiration of 10 years from the Grant Date. In no event shall the Corporation be required to issue fractional shares upon the exercise of an Option. Although the Corporation intends to exert its best efforts so that the Stock purchasable upon the exercise of an Option, when it first comes exercisable, will be registered under, or exempt from the registration requirements of, the federal Securities Act of 1933 (the "Act") and any applicable state securities laws, if the exercise of an Option would otherwise result in the violation by the Company of any provision of the Act or of any state securities law, the Company may require that such exercise be deferred until the Company has taken appropriate action to avoid any such violation.

12. WITHHOLDING.

Shares of Stock shall not be issued upon the exercise of any Option under the Plan unless and until withholding tax, if any, or other withholding obligation, if any, imposed by any governmental entity has, in the opinion of the Committee, been satisfied or provision for satisfaction of such tax has been made. A Grantee shall satisfy such withholding obligation by depositing with the Corporation cash (or, at the request of Grantee but in the discretion of the Committee and subject to such rules and regulations as the Committee may adopt from time to time, in shares of Delivered Stock, as defined in Article 13) in the amount thereof at the time of any exercise of the Option. The Committee may provide that, if and to the extent withholding of any federal, state or local tax is required in connection with the exercise of an Option, the Grantee may elect, at such time and in such manner as the Committee may prescribe, to have the Corporation hold back from the shares to be issued, the number of shares of Common Stock calculated to have a Fair Market Value equal to such withholding obligation. Notwithstanding the foregoing, in the case of a Grantee subject to the reporting requirements of Section 16(a) of the 1934 Act, no such election shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

13. METHOD OF EXERCISE.

To the extent that the right to purchase shares pursuant to an Option has occurred hereunder and if the Grantee has been continuously employed by the Corporation or a Subsidiary since the Grant Date, such Option may be exercised from time to time by written notice to the Corporation stating the number of shares of Stock being purchased and accompanied by the payment in full of the Option price for such shares. Such payment shall be made in cash or, with the approval of the Committee, by delivering shares of the Common Stock which have been beneficially owned by the Grantee, the Grantee?s spouse, or both of them for a period of at least six months prior to the time of exercise ("Delivered Stock") or in combinations thereof. If shares of Common Stock are used in part or full payment for the shares to be acquired upon exercise of the Option, such shares shall be valued for the purpose of such exchange as of the date of exercise of the Option at the Fair Market Value of the shares.

14. EFFECT OF TERMINATION OF EMPLOYMENT, DISABILITY OR DEATH.

Unless otherwise provided herein or in a specific Option Agreement which may provide longer or shorter periods of exercisability, no Option shall be exercisable after the expiration of the earliest of:

        (i) in the case of an Incentive Stock Option:

           (1) 10 years from the date the option is granted, or five years from the date the option is granted to an individual owning (after the application of the family and other attribution rules of Section 424(d) of the Code) at the time such option was granted more than 10% of the total combined voting power of all classes of stock of the Corporation.

           (2) three months after the date the Grantee ceases to perform services for the Corporation or its Subsidiaries, if such cessation is for any reason other than death, disability (within the meaning of Code Section 22(e)(3)), or cause,

           (3) one year after the date the Grantee ceases to perform services for the Corporation or its Subsidiaries, if such cessation is by reason of death or disability (within the meaning of Code Section 22(e)(3)), or

           (4) the date the Grantee ceases to perform services for the Corporation or its Subsidiaries, if such cessation is for cause, as determined by the Board or the Committee in its sole discretion;

        (ii) in the case of a Nonqualified Stock Option:

           (1) 10 years from the date of grant,

           (2) ninety days after the date the Grantee ceases to perform services for the Corporation or its Subsidiaries, if such cessation is for any reason other than death, permanent disability or cause,

           (3) one year after the date the Grantee ceases to perform services for the Corporation or its Subsidiaries, if such cessation is by reason of death, permanent disability, or

           (4) the date the Grantee ceases to perform services for the Corporation or its Subsidiaries, if such cessation is for cause, as determined by the Board or the Committee in its sole discretion;

provided, that, unless otherwise provided in a specific grant agreement, an Option shall only be exercisable for the periods above following the date a Grantee ceases to perform services to the extent the Option was exercisable on the date of such cessation. For purposes of this Section, termination shall be deemed to have been for cause if such termination shall have been for misconduct or negligence by Grantee in the performance of his duties. Notwithstanding the foregoing, no Option shall be exercisable after the date of expiration of its term. In the event of Grantee's death, the person or persons to whom the option is transferred by will or the laws of descent and distribution shall be the person or persons who may exercise the option to the extent the Grantee was entitled to do so.

15. EFFECT OF CHANGE IN STOCK SUBJECT TO PLAN.

In the event of a reorganization, recapitalization, stock split, stock dividend, merger, consolidation, rights offering or like transaction, the Committee shall make or provide for such adjustment in the exercise price of any Option or in the number or kinds of stock covered by Options or reserved for issuance under the Plan as it may, in its discretion, deem to be equitable to prevent any diminution or enlargement of the right of Grantees; provided, however, upon the dissolution or liquidation of the Corporation or upon any merger in which the Corporation is not the surviving corporation and which is approved by the Corporation's non-insider shareholders (a "triggering event"), the Corporation shall settle all outstanding Options exercisable by their terms for cash. The amount of cash to be paid to the employee for any such Option shall be equal to the difference between the Option exercise price and the Fair Market Value of the Corporation's Common Stock on the effective date of the triggering event.

16. EMPLOYMENT RIGHTS.

Neither the establishment of nor the awarding of Options under this Plan shall be construed to create a contract of employment between any Grantee and the Corporation or its Subsidiaries; nor does it give any Grantee the right to continue in the employment of the Corporation or its Subsidiaries or limit in any way the right of the Corporation or its Subsidiaries to discharge any Grantee at any time and without notice, with or without cause, or to any benefits not specifically provided by this Plan, or in any manner modify the Corporation's right to establish, modify, amend or terminate any profit sharing or retirement plans. Transfer of an employee from the Corporation to a Subsidiary or from a Subsidiary to the Corporation or another Subsidiary shall not be a termination of employment or an interruption of continuous employment for the purposes of the Plan.

17. SHAREHOLDER RIGHTS.

Grantee shall not, by reason of any Options granted hereunder, have any right of a shareholder of the Corporation with respect to the shares covered by his Options until shares of Stock have been issued to him.

18. CONTROLLING LAW.

The law of the State of Wisconsin, except its law with respect to choice of law, shall be controlling in all matters relating to the Plan.

19. INDEMNIFICATION.

In addition to such other rights of indemnification as they may have as members of the Committee or as directors generally, the members of the Committee administering the Plan and other members of the Board shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such member acted in bad faith in the performance of his duties; provided that within 20 days after institution of any such action, suit or proceeding, the member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

20. USE OF PROCEEDS.

The proceeds from the sale of shares of Common Stock pursuant to Options granted under the Plan shall constitute general funds of the Corporation.

21. AMENDMENT OF THE PLAN.

The Board may from time to time amend, modify, suspend or terminate the Plan; provided, however, that no such action shall be made without shareholder approval where such change would be required in order to comply with Rule 16b-3 or the Code.

22. EFFECTIVE DATE OF PLAN.

The Plan shall become effective on the date of the resolutions of the Board of Directors of the Corporation adopting the Plan, subject to approval by the shareholders of the Corporation within 12 months thereof. Options may be granted under the Plan on or after the effective date but shall in no circumstances be exercisable prior to such shareholder approval. If such shareholder approval is not obtained within 12 months, the grant of such Options and this Plan shall be of no force and effect, but the 1996 Plan would then continue in effect in accordance with its terms.

23. TERMINATION OF THE PLAN.

The Plan shall terminate after the expiration of ten years from its effective date and no grants shall be made after such date under the Plan; provided, however, that the Plan shall terminate at such earlier time as the Board may determine. Any such termination, either partially or wholly, shall not affect any Options then outstanding under the Plan.

                                  COMMON STOCK

PROXY                            WEYCO GROUP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Thomas W. Florsheim and Thomas W. Flosheim, Jr. or either of them, proxies with full power of substitution, to vote at the Annual Meeting of Shareholders of Weyco Group, Inc. (the "Company") to be held on April 28, 1998 at 10:00 A. M., local time and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse, and in their discretion upon such other matters as may come before the meeting.


                         (TO BE SIGNED ON REVERSE SIDE)    SEE REVERSE
                                                               SIDE

A    [X]     PLEASE MARK YOUR
             VOTES AS IN THIS
             EXAMPLE



                     FOR         WITHHELD
                     [ ]           [ ]                                                                     FOR   AGAINST  ABSTAIN
1.  Election of                                        NOMINEES:                2. Proposal to approve
     Directors                                           Thomas W. Florsheim       The Weyco Group, Inc.   [ ]      [ ]      [ ]
     for their                                           Frank W. Norris           1997 Stock Option Plan
     respective terms


                                                                                                           FOR   AGAINST  ABSTAIN
                                                                                                           [ ]      [ ]      [ ]
INSTRUCTIONS:  To withhold authority to vote for any individual                 3. Proposal to amend the
Nominee, print that nominee's name on the line provided below.                     Company's Restated
                                                                                   Articles of Incorporation

_______________________________________________________________

                                                                                THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED
                                                                                FOR PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 IF NO
                                                                                INSTRUCTION TO THE CONTRARY IS INDICATED OR IF NO
                                                                                DIRECTION IS GIVEN.

                                                                                PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE
                                                                                ENCLOSED ENVELOPE.

     SIGNATURE(S)________________________________________________________     DATE___________________________________
     NOTE:  Please sign exactly as name appears  hereon.  Joint owners should each sign.  When signing as attorney,  executor, trustee or guardian please give full title as such.

                              CLASS B COMMON STOCK

PROXY                           WEYCO GROUP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Thomas W. Florsheim and Thomas W. Flosheim, Jr. or either of them, proxies with full power of substitution, to vote at the Annual Meeting of Shareholders of Weyco Group, Inc. (the "Company") to be held on April 28, 1998 at 10:00 A. M., local time and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Class B Common Stock of the Company held or owned by the undersigned as directed on the reverse, and in their discretion upon such other matters as may come before the meeting.


                         (TO BE SIGNED ON REVERSE SIDE)    SEE REVERSE
                                                               SIDE


A    [X]     PLEASE MARK YOUR
             VOTES AS IN THIS
             EXAMPLE



                     FOR         WITHHELD
                     [ ]           [ ]                                                                     FOR   AGAINST  ABSTAIN
1.  Election of                                        NOMINEES:                2. Proposal to approve
     Directors                                           Thomas W. Florsheim       The Weyco Group, Inc.   [ ]      [ ]      [ ]
     for their                                           Frank W. Norris           1997 Stock Option Plan
     respective terms


                                                                                                           FOR   AGAINST  ABSTAIN
                                                                                                           [ ]      [ ]      [ ]
INSTRUCTIONS:  To withhold authority to vote for any individual                 3. Proposal to amend the
Nominee, print that nominee's name on the line provided below.                     Company's Restated
                                                                                   Articles of Incorporation

_______________________________________________________________

                                                                                THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED
                                                                                FOR PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 IF NO
                                                                                INSTRUCTION TO THE CONTRARY IS INDICATED OR IF NO
                                                                                DIRECTION IS GIVEN.

                                                                                PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE
                                                                                ENCLOSED ENVELOPE.

     SIGNATURE(S)________________________________________________________     DATE___________________________________
     NOTE:  Please sign exactly as name appears  hereon.  Joint owners should each sign.  When signing as attorney,  executor, trustee or guardian please give full title as such.